UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________

FORM 8-K

________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 15, 2014

________________

ServiceSource International, Inc.
(Exact name of Registrant as specified in its charter)

________________

Delaware	001-35108	81-0578975
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

634 Second Street
San Francisco, California 94107
(Address of principal executive offices, zip code)

(415) 901-6030
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) ServiceSource International, Inc. ("ServiceSource" or the "Company") announced on August 18, 2014 that Michael A. Smerklo resigned as Chief Executive Office effective as of August 15, 2014. Mr. Smerklo will continue in his role as a director and Chairman of the Board of the Company (the "Board").

(c) The Company also announced that Ashley Fieglein Johnson, the Company's current Chief Financial Officer, has been appointed as the Company's interim Chief Executive Officer, effective upon the departure of Mr. Smerklo, while the Company conducts a search for a permanent Chief Executive Officer. Information regarding Ms. Johnson can be found in the Company's 2014 proxy statement filed with the Securities and Exchange Commission on April 28, 2014. Ms. Johnson does not have any family relationship with any of the Company's directors or executive officers. Ms. Johnson has no direct or indirect material interest in any transaction or proposed transaction required to be reported under Section 404(a) of Regulation S-K.

Item 8.01.	Other Events.

The Company also announced on August 18, 2014 the appointment of Richard Genovese as the President of Managed Service Business. Prior to joining the Company, Mr. Genovese was the Executive Vice President and Chief Operating Officer of CIBER, Inc., a global information technology consulting, services and outsourcing company, a position he held since 2011.

On August 18, 2014, the Company issued a press release announcing the resignation of Mr. Smerklo as Chief Executive Officer, the appointment of Ms. Johnson as interim Chief Executive Officer, and the appointment of Mr. Genovese as President of Managed Service Business. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein. The information in the press release attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release dated August 18, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2014

SERVICESOURCE INTERNATIONAL, INC.

By:	/s/ Matthew Goldberg
Name:	Matthew Goldberg
Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of ServiceSource International, Inc. dated August 18, 2014